Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of GMEX ROBOTICS CORPORATION (the “Company”) on Form 20-F for the fiscal year ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chun Wai Edwin Tam, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2026	By:	/s/ Chun Wai Edwin Tam
	Name:	Chun Wai Edwin Tam
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)